Supplement dated August 1, 2012 to the Accumulator Variable
Universal Life Insurance Prospectus dated May 1, 2012

The following will replace the first two full paragraphs beginning on page 58 and continuing on page 59 under the heading "Payments to Registered Representatives of Securian Financial":


Payments to Registered Representatives of Securian Financial
Except for policies with the Early Values Agreement (EVA), commissions to registered representatives of Securian Financial on the sale of Policies include:

* Up to 62.1 percent of gross premium paid in the first twenty four months after the policy is issued (initial commissions), however, we will limit the amount of gross premium on which we will pay initial commissions on to an annual target premium we establish based upon the age, gender and risk class of the insured and face amount of the insurance for the Policy.
* Up to 3.78 percent of the gross premium paid between the twelfth and twenty fourth months (up to the target premium), however, gross premium that counts toward initial commissions will not be counted for this portion of the commission.
* We will also pay up to 3.78 percent on all premiums (up to the target premium) paid in years three through five.
* On premiums received in excess of the target premium we will pay commissions up to 1.89 percent in Policy years one through five.
* We also pay additional compensation of up to 0.081 percent of the accumulation value in Policy years six through ten and .054 percent of the accumulation value in policy years 11 and greater.

For Policies that have the EVA, we pay commissions up to 20.0 percent of gross premium paid in the first twenty four months after the Policy is issued (up to the annual target premium for the Policy) and up to
10.53 percent of that same dollar amount of gross premium in each of the four years following the payment of such premiums. Compensation for gross premium payments in excess of target premium and additional compensation based upon accumulation value for policy years six and later is the same as on policies without EVA.

Investors should retain this supplement for future reference.
F77500 8-2012